UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 30, 2007
PICO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	10-18786	94-2723335

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

875 Prospect Street, Suite 301, La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(858) 456-6022
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.17
EX-99.1

Section 1 Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
     On May 30, 2007, Fish Springs Ranch, LLC, a subsidiary of Vidler Water Company, Inc., entered into a settlement agreement (“Settlement Agreement”) with the Pyramid Lake Paiute Tribe of Indians (the “Tribe”). Vidler Water Company, Inc. is a subsidiary of PICO Holdings, Inc.
     The Settlement Agreement permanently resolves the Tribe’s objections to Fish Spring’s water importation project of up to 8,000 acre-feet of groundwater per year from the Fish Springs Ranch to the northern Reno, Nevada area.
     In addition, the Settlement Agreement deals with any potential negative impact to the Tribe if and when additional groundwater in excess of 8,000 acre-feet per year up to 13,000 acre-feet per year is exported from Fish Springs Ranch to the northern Reno, Nevada area.
     The economic obligations of Fish Springs Ranch, LLC to the Tribe in settlement and mitigation of potential impacts of the water importation project of up to 8,000 acre-feet per year are:
(1)	upon signing of the agreement: a payment of $500,000 and the deeding of approximately 6,214 acres of real estate in Nevada with a market value of approximately $500,000;

(2)	a payment of $3,100,000 on January 8, 2008;

(3)	a payment of $3,600,000 on the later of January 8, 2009 or the date an Act of Congress ratifies the agreement and direction to the Secretary of the Interior to sign the agreement as required under the Act of Congress.
     In addition, in exchange for the Tribe’s agreement not to oppose all permitting activities with respect to pumping and importation of groundwater in excess of 8,000 acre-feet per year up to 13,000 acre-feet per year, Fish Springs Ranch agrees that it shall pay the Tribe 12% of the gross sales price for each acre-foot of any additional water that Fish Springs Ranch ultimately sells in excess of 8,000 acre-feet per year.
     The foregoing summary of the Settlement Agreement is qualified in its entirety by reference to the Settlement Agreement, filed herewith as Exhibit 10.17.
     On June 5, 2007, PICO Holdings, Inc. issued a press release relative to the Settlement Agreement. The press release, attached hereto as Exhibit 99.1, is being furnished with this current report on Form 8-K.
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit Number	Description

10.17	Settlement Agreement dated May 30, 2007

99.1	Press Release dated June 5, 2007

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PICO HOLDINGS, INC.
Date: June 5, 2007	By:	/s/ Maxim C. W. Webb
Maxim C. W. Webb
Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit Number	Description

10.17	Settlement Agreement dated May 30, 2007

99.1	Press Release dated June 5, 2007